UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Ironclad Managed Risk Fund
(Ticker Symbol: IRONX)

ANNUAL REPORT
September 30, 2015

Ironclad Managed Risk Fund
A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Expense Example	26

This report and the financial statements contained herein are provided for the general information of the shareholders of the Ironclad Managed Risk Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.IroncladFunds.com

Ironclad Investments LLC
Total Returns as of September 30, 2015

	S&P 500 Index	CBOE S&P 500 PutWrite Index	Ironclad Managed Risk Fund (IRONX)
1-Year Total Return	-0.61%	0.12%	0.89%
1-Year Standard Deviation	11.01%	7.15%	7.54%
Annualized Since Inception	12.79%	7.94%	7.09%
Annualized Standard Deviation	11.44%	8.10%	4.89%
	IRONX returns are net of fees and expenses

Inception date for the Fund is 10/14/2010 and total annual operating expenses of the Fund are 1.25%.

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call (888) 979-IRON (4766).

A redemption fee of 2.00% will be imposed on redemptions or exchanges of shares you have owned for 30 days or less. Please see the Prospectus for more information.

The CBOE S&P 500 PutWrite Index is an unmanaged index, which systematically sells one-month, at-the-money, put options on the S&P 500 Index collateralized by a portfolio of Treasury Bills. The S&P 500 Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not reflect expenses, fees or sales charge, which would lower performance.

Standard Deviation is a common measure of the volatility of investment returns.

Beta is a measure of the volatility of a security relative to the market as a whole.

Equity markets fluctuate based on price movements. Foreign securities may be more volatile than those of U.S. securities because of unfavorable economic conditions, political developments and changes in the regulatory environment of foreign countries. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries.

The value of the Fund’s positions in options will fluctuate in response to changes in the values of the assets they track and may be subject to greater fluctuations in value than investments in the underlying assets. The risk involved in selling a put option is that the market value of the underlying security could decrease and the option could be exercised, obligating the seller of the put option to buy the underlying security from the purchaser at an exercise price that is higher than its prevailing market price. The trading of options is a highly specialized activity that entails greater than ordinary investment risks.

Fixed-income securities respond to economic developments, particularly interest rate changes and the creditworthiness of individual issuers. Changes in interest rates may cause the value of a security to fluctuate, with lower rated securities more volatile than higher rated securities. Changes to or the withdrawal of a rating may result in the security becoming less liquid or losing value.

To Our Fellow Shareholders:

Overview
In an effort to stimulate growth, central banks around the world have pursued extreme policies, which have inflated asset prices by fueling speculation. Emblematic of these efforts, the second quarter of 2015 marked the tenth consecutive quarterly gain for the S&P 500 and the longest-ever streak of consecutive quarterly gains for the NASDAQ Composite.1 However, equity markets struggled with increased volatility over the third quarter of 2015. Uncertainty over the Federal Reserve’s first interest rate hike in nine years contributed to the S&P 500’s worst quarterly performance in four years. As volatility mean reverts to historical levels, we believe IRONX’s process of managing risk will continue to differentiate itself as a compelling alternative with an attractive risk/reward profile.

Performance
Concerns over weak global growth and the uncertainty surrounding the first interest rate hike in nine years led to a lackluster year for equities. However, despite a difficult environment, IRONX outperformed its benchmark, the CBOE S&P 500 PutWrite Index, as well as the S&P 500.

9/30/14 – 9/30/15	S&P 500 Index	CBOE S&P 500 PutWrite Index	Ironclad Managed Risk Fund (IRONX)
Total Return	-0.61%	0.12%	0.89%
Standard Deviation	11.01%	7.15%	7.54%
	IRONX returns are net of fees and expenses

The S&P 500’s standard deviation of 11.01% was significantly below its long-term standard deviation of 15.36%.2 However, the standard deviation calculation relies on month-end values, which masks the significant increase in volatility over the past year.

Peak-to-Trough Relative Performance	S&P 500 Index	CBOE S&P 500 PutWrite Index	Ironclad Managed Risk Fund (IRONX)
9/18/14 – 10/15/14	-7.28%	-6.37%	-3.63%
12/5/14 – 12/16/14	-4.89%	-3.83%	-2.66%
12/29/14 – 1/15/15	-4.60%	-2.90%	-0.73%
7/20/15 – 8/25/15	-12.04%	-8.56%	-8.19%
9/16/15 – 9/28/15	-5.64%	-3.67%	-0.46%

The fiscal year started and ended amid significant declines in the S&P 500. The losses in October 2014 were quickly reversed when the President of the St. Louis Federal Reserve Bank commented that policy makers might respond with additional monetary stimulus should economic conditions worsen. Over the ensuing weeks, the Bank of Japan expanded its quantitative easing program and the European Central Bank implied that a new quantitative easing program was forthcoming.

Total Return	S&P 500 Index	CBOE S&P 500 PutWrite Index	Ironclad Managed Risk Fund (IRONX)
9/18/14 – 10/15/14	-7.28%	-6.37%	-3.63%
10/15/14 – 10/31/14	8.39%	2.79%	3.41%

The losses in August 2015 followed a similar pattern. The losses were quickly reversed when the President of the New York Federal Reserve Bank commented that the market turmoil had made a September rate hike less compelling. Over the ensuing weeks, the People’s Bank of China slashed interest rates and increased the liquidity in its banking system, while the European Central Bank emphasized its willingness and ability to expand its new program of quantitative easing.

Total Return	S&P 500 Index	CBOE S&P 500 PutWrite Index	Ironclad Managed Risk Fund (IRONX)
7/20/15 – 8/25/15	-12.04%	-8.56%	-8.19%
8/25/15 – 8/31/15	5.64%	4.74%	2.40%

In both instances, significant losses were quickly reversed when central bankers intervened with comments or actions. These are not isolated examples. Central banks are increasingly intervening to suppress volatility.

Start Date	VIX	End Date	VIX	Drawdown	Consecutive Trading Days[3]
9/28/2015	27.63	10/12/2015	16.17	-41.48%	10
7/9/2015	19.97	7/17/2015	11.95	-40.16%	6
12/28/2012	22.72	1/8/2013	13.62	-40.05%	6
3/16/2011	29.40	3/25/2011	17.91	-39.08%	7
12/16/2014	23.57	12/24/2014	14.37	-39.03%	6
10/15/2014	26.25	10/21/2014	16.08	-38.74%	4
10/3/2011	45.45	10/14/2011	28.24	-37.87%	9
5/7/2010	40.95	5/12/2010	25.52	-37.68%	3
8/24/2015	40.74	8/28/2015	26.05	-36.06%	4
11/7/1990	30.87	11/20/1990	20.09	-34.92%	9

Despite having a 26-year history, the top nine consecutive daily declines in the VIX have occurred over the past 5 years. Alarmingly, five of the top ten declines have occurred over the past year. The scale of unconventional monetary policy speaks to the fragility of the current market. Central banks have created a bipolar risk-on/risk-off environment that rolls from one crisis to the next without resolving the underlying issues triggering each crisis.

Our benchmark, the CBOE S&P 500 PutWrite Index, benefitted greatly from these volatility collapses as they coincided with the expiration of monthly options.

S&P 500 and Monthly Option Settlement Values                                                              9/30/14 - 9/30/15

Our benchmark relies on monthly options for its exposure. IRONX on the other hand, relies on shorter-dated weekly options for its exposure. Weekly options allow IRONX to align the level of premium we are receiving with the level of risk we are experiencing. During sustained periods of volatility, IRONX may suffer an initial loss, but we will have an opportunity to monetize the increase in volatility through wider levels of participation and protection. The worst-case scenario is a sudden bout of volatility that disappears as quickly as it appeared.

In July of 2015, the Chicago Board Options Exchange introduced the CBOE S&P 500 One-Week PutWrite Index. The new weekly PutWrite Index provides context for the performance of the monthly PutWrite Index.

9/30/14 – 9/30/15	CBOE S&P 500 One-Week PutWrite Index	CBOE S&P 500 PutWrite Index	Ironclad Managed Risk Fund (IRONX)
Total Return	-3.29%	0.12%	0.89%
Standard Deviation	7.20%	7.15%	7.54%

The monthly PutWrite Index outperformed the weekly version with a similar standard deviation. However, the outperformance was not a result of superior risk management. On the contrary, it was the monthly version’s absence of risk management amid significant market declines that drove the outperformance. The monthly version essentially had a Beta of 1 at the depths of each significant decline. If the market declines had held, or if the market had declined further, the weekly version would have likely outperformed the monthly version.

Given the difficulties experienced by the passive weekly PutWrite Index, we are very pleased with IRONX’s performance over the past year. Particularly, how we ended the fiscal year.

Total Return	S&P 500 Index	CBOE S&P 500 PutWrite Index	Ironclad Managed Risk Fund (IRONX)
September 2015	-2.47%	-0.18%	1.59%
8/24/15 – 9/28/15	-0.40%	1.91%	4.06%

IRONX delivered a positive return of 1.59% over the volatile month of September, while our benchmark declined slightly and the S&P 500 declined by -2.47%. From the lows on August 24 to the lows on September 28, IRONX significantly outperformed its benchmark. In our opinion, IRONX’s investment process excels in an environment of sustained volatility.

Outlook
Interventionist central banks have pursued extreme policies designed to inflate asset prices by fueling speculation. This speculation creates a positive feedback loop wherein investors are incentivized to swiftly reverse declines in anticipation of a continuation of these extreme policies designed to inflate asset prices. During the third quarter, we witnessed a record spike in volatility as the market digested the first credible threat to this positive feedback loop.4

After seven years of extraordinarily accommodative monetary policy, markets reacted violently to the increased likelihood of an interest rate hike in September. Ironically, the Federal Reserve abstained from raising rates in September by citing “recent global economic and financial developments”, which were partly caused by concerns over an impending interest rate hike. This raises an important question. How does the Federal Reserve withdraw from a policy designed to inflate asset prices without deflating asset prices?

Regardless of the future path of interest rates, monetary policy has driven equities to historically high valuations. Revenue and earnings growth for the S&P 500 have both turned negative, as ongoing concerns over weak global growth manifest themselves in weaker commodity prices.5 The stronger U.S. Dollar is a significant impediment for commodities and for domestic companies operating overseas. Credit spreads are widening to reflect the increased economic uncertainty, which will weigh on the record pace of debt issuance to fund record levels of acquisitions and buybacks. It is our opinion that these headwinds will play a role in volatility’s mean reversion to historical levels.

As an alternative engine of return, we believe IRONX will benefit from rising interest rates and a sustained increase in equity volatility.

We look forward to continuing our role as stewards of your capital.

Sincerely,

Rudy Aguilera
Portfolio Manager

[1]
Previous streaks of positive consecutive quarterly total returns for the S&P 500 ended in 1998 (14) and 1965 (11). Previous streak of positive consecutive quarterly total returns for the NASDAQ Composite ended in 1996 (8).

[2]	From 12/31/1969 through 9/30/2014, the S&P 500 produced a standard deviation of 15.36%.
[3]	The number of consecutive trading days during which a decline transpired.
[4]	From 8/17/2015 to 8/24/2015, the VIX surged 212.90% on a closing basis. This is the largest weekly increase on record. The previous record was an increase of 102.87% from 8/1/2011 to 8/8/2011.
[5]
Revenue growth for the S&P 500 has been negative for three consecutive quarters. Earnings growth for the S&P 500 has been negative for two consecutive quarters. Both data points are through the third quarter of 2015.

The views in this Report were those of the Fund Manager at the time of writing this report and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Ironclad Managed Risk Fund
FUND PERFORMANCE at September 30, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the CBOE S&P 500 PutWrite Index and the S&P 500® Index. Results include the reinvestment of all dividends and capital gains.

The CBOE S&P 500 PutWrite Index is an unmanaged index, which systematically sells one-month, at-the-money, put options on the S&P 500® Index collateralized by a portfolio of Treasury Bills.

The S&P 500® Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of September 30, 2015	1 Year	3 Years	Since Inception 10/14/10
Ironclad Managed Risk Fund	0.89%	4.76%	7.09%
CBOE S&P 500 PutWrite Index	0.12%	6.35%	7.94%
S&P 500® Index	-0.61%	12.40%	12.79%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 979-IRON (4766).

Gross and net expense ratios for the Fund were 1.26% and 1.25%, which were stated in the current prospectus. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% of the average daily net assets of the Fund. This agreement is in effect as long as the Investment Advisory Agreement for the Fund is in effect, and it may be terminated before that date only by the Trust’s Board of Trustees. In absence of such waivers, the Fund’s returns would have been lower. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged 2.00% redemption fee.

Ironclad Managed Risk Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2015

Number of Contracts		Value

	PURCHASED OPTIONS CONTRACTS – 2.1%
	CALL OPTIONS – 1.2%
	S&P 500 INDEX
100	Exercise Price: $1,935.00, Expiration Date: October 2, 2015	$81,000
200	Exercise Price: $1,940.00, Expiration Date: October 2, 2015	126,000
100	Exercise Price: $1,945.00, Expiration Date: October 2, 2015	47,500
400	Exercise Price: $1,960.00, Expiration Date: October 2, 2015	67,000
400	Exercise Price: $1,920.00, Expiration Date: October 9, 2015	1,096,000
100	Exercise Price: $1,895.00, Expiration Date: October 16, 2015	493,000
200	Exercise Price: $1,900.00, Expiration Date: October 16, 2015	922,000
250	Exercise Price: $1,910.00, Expiration Date: October 16, 2015	995,000

	TOTAL CALL OPTIONS (Cost $5,276,443)	3,827,500

	PUT OPTIONS – 0.9%
	S&P 500 INDEX
100	Exercise Price: $1,905.00, Expiration Date: October 2, 2015	107,500
200	Exercise Price: $1,910.00, Expiration Date: October 2, 2015	251,000
100	Exercise Price: $1,915.00, Expiration Date: October 2, 2015	145,500
400	Exercise Price: $1,925.00, Expiration Date: October 2, 2015	768,000
100	Exercise Price: $1,885.00, Expiration Date: October 9, 2015	175,000
300	Exercise Price: $1,890.00, Expiration Date: October 9, 2015	570,000
100	Exercise Price: $1,860.00, Expiration Date: October 16, 2015	176,500
250	Exercise Price: $1,865.00, Expiration Date: October 16, 2015	471,250
200	Exercise Price: $1,870.00, Expiration Date: October 16, 2015	402,000

	TOTAL PUT OPTIONS (Cost $4,395,868)	3,066,750

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $9,672,311)	6,894,250

Principal Amount

	SHORT-TERM INVESTMENTS – 99.7%
215,058,695	UMB Money Market Fiduciary, 0.01%[1]	215,058,695
	United States Treasury Bill
50,000,000	0.00%, 11/12/2015[2]	49,993,606
50,000,000	0.00%, 12/10/2015[2]	50,004,150

	TOTAL SHORT-TERM INVESTMENTS (Cost $315,048,939)	315,056,451

	TOTAL INVESTMENTS – 101.8% (Cost $324,721,250)	321,950,701

Ironclad Managed Risk Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2015

Liabilities in Excess of Other Assets – (1.8)%	$(5,803,576)

TOTAL NET ASSETS –100.0%	$316,147,125

Number of Contracts

	WRITTEN OPTIONS CONTRACTS – (1.7)%
	CALL OPTIONS – (0.5)%
	S&P 500 INDEX
(100)	Exercise Price: $1,965.00, Expiration Date: October 2, 2015	$(11,250)
(200)	Exercise Price: $1,970.00, Expiration Date: October 2, 2015	(15,500)
(100)	Exercise Price: $1,975.00, Expiration Date: October 2, 2015	(5,250)
(400)	Exercise Price: $1,995.00, Expiration Date: October 2, 2015	(6,000)
(300)	Exercise Price: $1,950.00, Expiration Date: October 9, 2015	(396,000)
(100)	Exercise Price: $1,955.00, Expiration Date: October 9, 2015	(114,000)
(100)	Exercise Price: $1,935.00, Expiration Date: October 16, 2015	(259,000)
(200)	Exercise Price: $1,940.00, Expiration Date: October 16, 2015	(468,000)
(250)	Exercise Price: $1,950.00, Expiration Date: October 16, 2015	(472,500)

	TOTAL CALL OPTIONS (Proceeds $2,442,907)	(1,747,500)

	PUT OPTIONS – (1.2)%
	S&P 500 INDEX
(200)	Exercise Price: $1,885.00, Expiration Date: October 2, 2015	(105,000)
(400)	Exercise Price: $1,890.00, Expiration Date: October 2, 2015	(256,000)
(200)	Exercise Price: $1,895.00, Expiration Date: October 2, 2015	(153,000)
(800)	Exercise Price: $1,900.00, Expiration Date: October 2, 2015	(728,000)
(200)	Exercise Price: $1,860.00, Expiration Date: October 9, 2015	(227,000)
(600)	Exercise Price: $1,865.00, Expiration Date: October 9, 2015	(747,000)
(200)	Exercise Price: $1,830.00, Expiration Date: October 16, 2015	(234,000)
(900)	Exercise Price: $1,840.00, Expiration Date: October 16, 2015	(1,210,500)

	TOTAL PUT OPTIONS (Proceeds $6,359,514)	(3,660,500)

	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $8,802,421)	$(5,408,000)

[1]	The rate is the annualized seven-day yield at period end.
[2]	Security segregated as collateral for open written option contracts.

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund
SUMMARY OF INVESTMENTS
As of September 30, 2015

Security Type	Percent of Total Net Assets
Short-Term Investments	99.7%
Purchased Options Contracts	2.1%
Total Investments	101.8%
Liabilities in Excess of Other Assets	(1.8)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund
STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2015

Assets:
Investments, at value (cost $315,048,939)	$315,056,451
Purchased options contracts, at value (cost $9,672,311)	6,894,250
Receivables:
Fund shares sold	77,759
Interest	1,797
Prepaid expenses	13,994
Total assets	322,044,251

Liabilities:
Written options contracts, at value (proceeds $8,802,421)	5,408,000
Payables:
Fund shares redeemed	87,133
Advisory fees	273,598
Administration fees	42,223
Fund accounting fees	22,681
Auditing fees	17,527
Transfer agent fees and expenses	9,116
Custody fees	8,923
Chief Compliance Officer fees	1,753
Accrued other expenses	26,172
Total liabilities	5,897,126

Net Assets	$316,147,125

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$312,438,029
Accumulated net realized gain on puchased options contracts and written options contracts	3,085,224
Net unrealized appreciation (depreciation) on:
Investments	7,512
Purchased options contracts	(2,778,061)
Written options contracts	3,394,421
Net Assets	$316,147,125

Shares of beneficial interest issued and outstanding	29,132,505
Net asset value per share	$10.85

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2015

Investment Income:
Interest	$44,687
Total investment income	44,687

Expenses:
Advisory fees	3,669,150
Administration fees	277,922
Fund accounting fees	92,164
Registration fees	47,114
Custody fees	37,390
Shareholder reporting fees	35,720
Legal fees	34,953
Transfer agent fees	34,927
Auditing fees	17,502
Miscellaneous	14,889
Chief compliance officer fees	12,969
Trustees' fees and expenses	7,001
Total expenses	4,281,701
Advisory Fees waived	(111,991)
Net expenses	4,169,710
Net investment loss	(4,125,023)

Realized and Unrealized Gain (Loss) from Investments, Purchased Options Contracts and Written Options Contracts:
Net realized gain (loss) on:
Purchased options contracts	(12,825,213)
Written options contracts	17,724,955
Net realized gain	4,899,742
Net change in unrealized appreciation/depreciation on:
Investments	9,512
Purchased options contracts	(1,617,706)
Written options contracts	2,887,405
Net change in unrealized appreciation/depreciation	1,279,211
Net realized and unrealized gain on investments, purchased options contracts
and written options contracts	6,178,953

Net Increase in Net Assets from Operations	$2,053,930

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(4,125,023)	$(3,935,526)
Net realized gain on purchased options contracts and
written options contracts	4,899,742	32,833,216
Net change in unrealized appreciation/depreciation on investments,
purchased options contracts and written options contracts	1,279,211	(218,722)
Net increase in net assets resulting from operations	2,053,930	28,678,968

Distributions to Shareholders:
From net realized gains	(22,750,114)	(16,593,275)
Total distributions to shareholders	(22,750,114)	(16,593,275)

Capital Transactions:
Net proceeds from shares sold	81,894,529	99,703,748
Reinvestment of distributions	22,496,977	14,185,952
Cost of shares redeemed[1]	(102,813,636)	(97,816,526)
Net increase in net assets from capital transactions	1,577,870	16,073,174

Total increase (decrease) in net assets	(19,118,314)	28,158,867

Net Assets:
Beginning of period	335,265,439	307,106,572
End of period	$316,147,125	$335,265,439

Capital Share Transactions:
Shares sold	7,352,355	8,792,608
Shares reinvested	2,098,599	1,302,659
Shares redeemed	(9,367,087)	(8,712,155)
Net increase from capital share transactions	83,867	1,383,112

[1]	Net of redemption fee proceeds of $7,319, and $8,783, respectively.

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014		For the Year Ended September 30, 2013		For the Year Ended September 30, 2012		For the Period October 14, 2010* through September 30, 2011

Net asset value, beginning of period	$11.54		$11.10		$11.59		$10.52		$10.00
Income from Investment Operations:
Net investment loss[1]	(0.14)		(0.14)		(0.13)		(0.14)		(0.12)
Net realized and unrealized gain on investments	0.23		1.17		0.55		1.68		0.74
Total from investment operations	0.09		1.03		0.42		1.54		0.62

Less Distributions:
From net realized gain	(0.78)		(0.59)		(0.91)		(0.47)		(0.10)
Total distributions	(0.78)		(0.59)		(0.91)		(0.47)		(0.10)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$10.85		$11.54		$11.10		$11.59		$10.52

Total return[3]	0.89%		9.62%		3.95%		15.05%		6.23%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$316,147		$335,265		$307,107		$203,345		$100,659

Ratio of expenses to average net assets:
Before fees waived	1.28%		1.26%		1.25%		1.25%		1.26%	[5]
After fees waived	1.25%		1.25%		1.25%		1.25%		1.26%	[5,6]
Ratio of net investment loss to average net assets:
Before fees waived	(1.27)%		(1.25)%		(1.22)%		(1.23)%		(1.20)%	[5]
After fees waived	(1.24)%		(1.24)%		(1.22)%		(1.23)%		(1.20)%	[5,7]

Portfolio turnover rate	-%		-%		-%		-%		-%	[4]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	Includes interest expense. If these expenses were excluded, the ratio of expenses to average net assets would have been 1.25%.
[7]	Includes interest expense. If these expenses were excluded, the ratio of net investment loss to average net assets would have been (1.19)%.

See accompanying Notes to Financial Statements.

Ironclad Managed Risk Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2015

Note 1 – Organization
Ironclad Managed Risk Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to achieve current income and gains. The Fund commenced investment operations on October 14, 2010.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a)  Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Options are valued at the mean between the last available bid and asked prices used. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b)  Options
The Fund utilizes options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If a call option is exercised, the premium received is added to the proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. If a put option is exercised, the premium received is subtracted from the proceeds of the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Ironclad Managed Risk Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2015

Under normal circumstances, the Fund’s primary strategy consists of purchasing and selling put and call options on equity indexes and exchange traded funds (“ETFs”). The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The Fund’s investment advisor seeks to reduce the overall volatility of returns of the Fund by managing a portfolio of options. For defensive purposes, or if the options expire, the Fund may invest up to 100% of its assets in cash, cash equivalents or debt instruments issued by entities that carry an investment-grade rating by a national ratings agency. When the Fund takes a defensive position, the Fund may not achieve its investment objective.

Transactions in option contracts written for the year ended September 30, 2015 were as follows:

	Number of Contracts	Premiums Received
Outstanding at September 30, 2014	3,500	$2,121,266
Options written	75,885	66,147,884
Options terminated in closing purchasing transactions	(15,332)	(13,966,799)
Options expired	(58,803)	(45,499,930)
Options exercised	-	-
Outstanding at September 30, 2015	5,250	$8,802,421

(c)  Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d)  Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Ironclad Managed Risk Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2015

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS stature of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e)  Distributions to Shareholders
The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment loss or net realized gain may differ from the character for federal income tax purposes due to differences in the recognition of income expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

(f)  Short-term Investments
The Ironclad Managed Risk Fund invests a significant amount (68.0% as of September 30, 2015) in the UMB Money Market Fiduciary. The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes. This investment vehicle is not publicly traded on open markets. The Fund’s investment in the UMB Money Market Fiduciary is in excess of federally insured limits. Accounting Standards Codification Topic 825, Financial Instruments identifies this situation as a concentration of credit risk requiring disclosure, regardless of degree of risk. The risk is managed by monitoring the financial institution in which the deposits are made.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Ironclad Investments LLC (the “Advisor”). Under the terms of the Agreement, the Advisor is entitled to receive from the Fund an annual management fee that decreases as assets increase, as follows: 1.10% on the first $1 billion, 1.05% on the next $2 billion, and 1.00% on assets in excess of $3 billion, calculated daily and payable monthly, of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.25% of the average daily net assets. This agreement is in effect as long as the Investment Advisory Agreement for the Fund is in effect, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended September 30, 2015, the Advisor waived $111,991. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At September 30, 2015, the amount of these potentially recoverable expenses was $144,522.

The Advisor may recapture all or a portion of this no later than September 30, of the years stated below:

2017	$ 32,531
2018	111,991

Ironclad Managed Risk Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2015

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended September 30, 2015, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided CCO services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At September 30, 2015, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$321,943,189

Gross unrealized appreciation	$7,512
Gross unrealized depreciation	-

Net unrealized appreciation	$7,512

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (1,657,246)	$ 4,125,023	$ (2,467,777)

As of September 30, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	3,701,584
Tax accumulated earnings	3,701,584

Accumulated capital and other losses	-
Net unrealized appreciation	7,512
Total accumulated earnings	$3,709,096

Ironclad Managed Risk Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2015

The tax character of the distributions paid during the fiscal year ended September 30, 2015 and September 30, 2014 were as follows:

Distributions paid from:	2015	2014
Ordinary Income	$7,335,596	$4,157,071
Net long-term capital gains	15,414,518	12,436,204
Total distributions paid	$22,750,114	$16,593,275

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended September 30, 2015, the Fund received $7,319 in redemption fees, and $8,783 in 2014.

Note 6 – Investment Transactions
The Fund’s primary strategy consists of purchasing and selling put and call options on equity indexes and exchange traded funds (“ETFs”). The Fund did not have any purchases or sales of investments with maturities of one year or more during the year ended September 30, 2015.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how this information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Ironclad Managed Risk Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2015

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Purchased Options Contracts	$6,894,250	$-	$-	$6,894,250
Short-Term Investments
Money Market	215,058,695	-	-	215,058,695
U.S. Treasury Bill	-	99,997,756	-	99,997,756
Total Assets	$221,952,945	$99,997,756	$-	$321,950,701

Liabilities
Written Options Contracts	$5,408,000	$-	$-	$5,408,000

*	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options during the year ended September 30, 2015.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of September 30, 2015 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$ 6,894,250	Written options contracts, at value	$ 5,408,000
Total		$ 6,894,250		$ 5,408,000

Ironclad Managed Risk Fund
NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2015

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$ (12,825,213)	$ 17,724,955
Total	$ (12,825,213)	$ 17,724,955

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$ (1,617,706)	$ 2,887,405	$ 1,269,699
Total	$ (1,617,706)	$ 2,887,405	$ 1,269,699

The quarterly average volumes of derivative instruments as of September 30, 2015 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Purchased options contracts	Number of contracts	1,820
	Written options contracts	Number of contracts	(3,355)

Note 10 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Ironclad Managed Risk Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period October 14, 2010 (commencement of operations) to September 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ironclad Managed Risk Fund as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and for the period October 14, 2010 to September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 25, 2015

Ironclad Managed Risk Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
The Fund designates $15,414,518 as long-term capital gains distributions for the fiscal year ended September 30, 2015.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 979 –IRON (4766). The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	77	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	77	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	77	None.
Interested Trustees:
John P. Zader ᵃ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	77	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	77	Investment Managers Series Trust II, a registered investment company.

Ironclad Managed Risk Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Ironclad Managed Risk Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At in-person meetings held on August 19-20, 2015, and September 16-18, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Ironclad Investments, LLC (the “Investment Advisor”) with respect to the Ironclad Managed Risk Fund series of the Trust (the “Fund”) for an additional one-year term. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meetings, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing performance of the Fund with returns of the S&P 500 Index and a group of comparable funds selected by Morningstar, Inc. (the “Performance Peer Group”) from its Derivative Hedged Equity fund universe (the “Performance Universe”) or its Long/Short Equity fund universe for the one- and three-year periods ended May 31, 2015; and reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Long/Short Equity fund universe (the “Expense Universe”). The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund. The materials reviewed by the Board indicated that the annualized total returns of the Fund for the one- and three-year periods were above the median returns of the Performance Peer Group and Performance Universe and the returns of the CBOE S&P 500 Putwrite Index, although the Fund’s returns for the one- and three-year periods were below the returns of the S&P 500 Index by 5.43% and 10.25%, respectively. The Trustees noted the Investment Advisor’s observation that the Fund had achieved its performance results while assuming significantly lower investment risk than the benchmarks and peer funds, which is consistent with the Investment Advisor’s objective of equity exposure with reduced risk.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund are satisfactory.

Ironclad Managed Risk Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio
The Board considered information included in the meeting materials regarding the investment advisory fees and total expenses of the Fund. With respect to the advisory fees paid by the Fund, the materials reviewed by the Board indicated that the investment advisory fees (gross of fee waivers by the Investment Advisor) were below the Expense Peer Group and Expense Universe medians. The Board noted that the Investment Advisor has no advisory clients other than the Fund and therefore they could not compare the Fund’s fees to the fees charged by the Investment Advisor to any other client. With respect to the total expenses paid by the Fund, the materials reviewed by the Board indicated that the total expenses (net of fee waivers) were below the median expenses of the Expense Peer Group and the Expense Universe.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement is fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund for the year ended April 30, 2015, noting that the Investment Advisor had waived a portion of its advisory fees, and determined that the level of profitability was reasonable. The Board also considered the benefits received by the Investment Advisor and its affiliates as a result of the Investment Advisor’s relationship with the Fund (other than investment advisory fees), including the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that the Fund’s February 2014 change from a unitary fee to a traditional fee structure, as well as the adoption of an advisory fee schedule with fee breakpoints, helped ensure that any economies of scale would benefit the Fund’s shareholders.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Ironclad Managed Risk Fund
EXPENSE EXAMPLE
For the Six Months Ended September 30, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and redemption fees and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	4/1/15	9/30/15	4/1/15 – 9/30/15
Actual Performance	$ 1,000.00	$ 987.30	$ 6.23
Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	6.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Ironclad Managed Risk Fund
A series of Investment Managers Series Trust

Investment Advisor
Ironclad Investments LLC
160 International Parkway, Suite 250
Heathrow, Florida 32746

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Ironclad Managed Risk Fund	IRONX	461418 642

Privacy Principles of the Ironclad Managed Risk Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Ironclad Managed Risk Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 979-IRON (4766) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 979-IRON (4766) or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 979-IRON (4766). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Ironclad Managed Risk Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 979-IRON (4766)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-998-9890.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	$15,000	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2015	FYE 9/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	12/09/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	12/09/15

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	12/09/15